Please file this Prospectus Supplement with your records.

                         STRONG AMERICAN UTILITIES FUND
                              STRONG BALANCED FUND
                              STRONG BLUE CHIP FUND
                               STRONG ENERGY FUND
                          STRONG GROWTH AND INCOME FUND

                Supplement to Prospectus dated March 1, 2001, as
                         supplemented on July 31, 2001.


STRONG AMERICAN UTILITIES FUND

On September 13, 2001, the Board of Directors ("Board") of the Strong American Utilities Fund (the "Fund") met and approved a proposal to change the name and investment strategy for the Fund. The Fund's name will change to the Strong Dividend Income Fund and the Fund will invest primarily in large-capitalization, dividend-paying, common stocks. The Fund's portfolio managers will select companies that they believe will grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The managers will specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market, the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. Consistent with this change, the Board also approved several proposals regarding the Fund's fundamental investment policies, as described below:

o Subject to shareholder approval, the Board approved the adoption of revised fundamental investment policies for the Fund:

1. To adopt a fundamental policy so that the Fund will no longer be non-diversified, but will instead be a diversified fund.

2. To revise a fundamental policy so that the Fund may not concentrate at least 25% of its total assets in the securities of issuers in the public utility industry, thereby allowing the Fund to invest more broadly, without having to concentrate its investments in a single industry.

o Subject to shareholder approval, the Board approved a revised advisory agreement between Strong Capital Management, Inc. ("Strong") and Strong Conservative Equity Funds, Inc. on behalf of the Fund. The revised agreement provides for an increase in the advisory fee, based on the Fund's performance as compared to the Russell 1000 Value Index.

o Subject to shareholder approval, the Board approved a revised subadvisory agreement between W. H. Reaves & Co., Inc. ("Reaves") and Strong. The revised agreement proves for an increase, or decrease, in the fee payable to Reaves based on the Fund's performance as compared to the Russell 1000 Value Index.

The Board has called a Special Meeting of Shareholders to be held on December 7, 2001, at which time the shareholders of the Fund will vote on the proposals listed above. Only shareholders of record as of the close of business on September 28, 2001, the record date for the Special Meeting, are entitled to vote at the meeting. The Fund will mail proxy materials to shareholders of record, which will discuss in detail the proposals to be voted upon. These proxy materials are expected to be mailed beginning mid October 2001.

These proposals, if approved by shareholders, as well as the new Fund name and revised investment strategy, will be effective in mid December. Please note that each proposal is contingent upon the approval of the other proposals. Therefore, if any one proposal is not approved by shareholders, then none of the other proposals will be implemented and the Fund will continue to operate under its current name and current investment strategy.

           The date of this Prospectus Supplement is October 1, 2001.


                                                              GI1001/WH2094 1001